                                                                   EXHIBIT 10.14

                               [FORM OF WARRANT]


THE WARRANTS REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS SPECIFIED IN THE PREFERRED STOCK PURCHASE AGREEMENT. NEITHER THE RIGHTS REPRESENTED BY THIS CERTIFICATE NOR THE SHARES ISSUABLE UPON THE EXERCISE OF THE RIGHTS GRANTED HEREIN HAVE BEEN REGISTERED FOR OFFER OR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE LAW. SUCH RIGHTS AND SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN WHOLE OR IN PART EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE PREFERRED STOCK PURCHASE AGREEMENT.


                           JFAX COMMUNICATIONS, INC.

                       Warrants to Purchase Common Stock
                       ---------------------------------

     JFAX Communications, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received and pursuant to that certain Preferred Stock
Purchase Agreement (as defined herein), [    ], the registered holder hereof, or
its registered assigns, is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this certificate, at any time or times on or after the date hereof but not after 5:00 P.M., New York City Time,
on the Expiration Date (as defined herein), [      ] [(    )] fully paid,
nonassessable shares of Common Stock (as defined herein) of the Company (as adjusted from time to time as provided in this certificate) at a purchase price per share equal to the Warrant Exercise Price (as defined herein) in effect at the time of exercise hereof in lawful money of the United States. The Warrant Exercise Price may be paid in cash or by surrender of the number of shares of Series A Preferred Stock (as defined herein) having an aggregate Stated Value plus any accrued but unpaid dividends from and after the Original Issue Date (as defined herein) equal to the aggregate Warrant Exercise Price of the Warrants being exercised or a combination of cash and shares of Series A Preferred Stock, all as contemplated by Section 3. Alternatively, the holder may, in lieu of paying the Warrant Exercise Price in cash and/or shares of Series A Preferred Stock, receive a "net issuance" of shares of Common Stock pursuant to Section 3.

     SECTION 1.   (a) Definitions.  The following terms as used in this
                     ------------
certificate shall have the following meanings:

     "Common Stock", means (a) the Company's common stock, par value $.01  per
      ------------
share, and (b) any capital stock into which such "Common Stock" shall have been changed or any capital stock resulting from a reclassification of such "Common Stock".

     "Expiration Date" means the date that is the later of (a) July 1, 2005 or
      ---------------
(b) the date on which all of the Series A Preferred Stock (as defined herein) is redeemed.

     "Fair Market Value" means either (i) the Market Price, if any, of the
      -----------------
Common Stock or (ii) if no Market Price exists, the value (which shall not take into effect any minority discounts) of the Common Stock as determined by a nationally recognized investment banking firm or accounting firm designated by the Investors and reasonably acceptable to the Company; provided that if the
                                                        --------
parties cannot agree on such a firm, each party shall choose a nationally recognized investment banking firm, which shall choose a third nationally recognized firm and that third firm shall determine the Fair Market Value, which determination shall be final and binding. The cost relating to retaining any such firm(s) pursuant to this definition shall be borne by the Company.

     "Market Price" of any security means the value determined in accordance
      ------------
with the following provisions:

          (i) if such security is listed on a national securities exchange registered under the Exchange Act, a price equal to the average of the closing sales prices for such security on such exchange for each day during the 20 consecutive trading days immediately preceding the date in question; and

          (ii) if not so listed, and such security is quoted on NASDAQ, a price equal to the average of the closing bid and asked prices for such security quoted on such system each day during the 20 consecutive trading days immediately preceding the date in question.

     "Original Issue Date" means the date of original issuance of the Series A
      -------------------
Preferred Stock.

     "Preferred Stock Purchase Agreement" means the Preferred Stock and Warrants
      ----------------------------------
Purchase Agreement dated as of July 1, 1998 among the Company and the investors signatories thereto.

     "Qualified IPO" shall mean the consummation of an initial public offering
      -------------
pursuant to an effective registration statement under the Securities Act of 1933, as amended, in an amount at least equal to gross proceeds of $20.0 million.

     "Series A Preferred Stock" means the Series A Usable Redeemable Preferred
      ------------------------
Stock issued pursuant to the Preferred Stock Purchase Agreement.

     "Warrants" shall mean the warrants represented by a certificate in the form
      --------
hereof and issued pursuant to the Preferred Stock Purchase Agreement.

     "Warrant Exercise Price" shall initially be $3.00 per share and shall be
      ----------------------
adjusted and readjusted from time to time as provided in this certificate.

     "Warrant Shares" means the shares of Common Stock issuable upon exercise of
      --------------
the Warrants.

     (b)  Other Definitional Provisions.  (i) Except as otherwise specified
          -----------------------------
herein, all references herein (A) to any person other than the Company, shall be deemed to include such person's successors and assigns, (B) to the Company shall be deemed to include the Company's successors and (C) to any applicable law defined or referred to herein, shall be deemed

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references to such applicable law as the same may have been or may be amended or supplemented from time to time.

     (ii) When used in this certificate, the words "herein", "hereof' and "hereunder", and words of similar import, shall refer to this certificate as a whole and not to any provision of this certificate, and the words "Section" and "Exhibit" shall refer to Sections of, and Exhibits to, this certificate unless otherwise specified.

     (iii) Whenever the context so requires the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

     (iv) Any capitalized term not otherwise defined in this certificate shall have the meaning ascribed to such term in the Preferred Stock Purchase Agreement.

     SECTION 2.   Detachable Warrants.  The Warrants were originally issued as a
                  -------------------
unit together with shares of Series A Preferred Stock pursuant to the Preferred Stock Purchase Agreement. The Preferred Stock Purchase Agreement, the Securityholders Agreement and the Registration Rights Agreement contain terms governing the rights of the holders of the Warrants and Warrant Shares.

     SECTION 3.   Exercise of Warrants.  (a) Subject to the terms and conditions
                  --------------------
hereof, the Warrants may be exercised, in whole or in part, at any time during normal business hours on or after the opening of business on the date hereof and prior to the close of business on the Expiration Date. The rights represented by this certificate may be exercised by the holder hereof then registered on the books of the Company, in whole or from time to time in part (except that the Warrants shall not be exercisable as to a fractional share) by (i) delivery of a written notice, in the form of the Subscription Notice attached as Exhibit A
                                                                   ---------
hereto, of such holder's election to exercise Warrants, which notice shall specify the number of Warrant Shares to be purchased, (ii) subject to Section 3(c), payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which Warrants are being exercised in cash or by certified or official bank check or an equivalent amount of Series A Preferred Stock having an aggregate Stated Value plus any accrued but unpaid dividends from and after the Original Issue Date equal to the aggregate Warrant Exercise Price or a combination of cash and such shares of Series A Preferred Stock, for the number of Warrant Shares as to which Warrants shall have been exercised, and (iii) the surrender of this certificate, properly endorsed, at the principal office of the Company at 10960 Wilshire Boulevard, 5/th/ Floor, Los Angeles, California 90024 (or at such other agency or office of the Company as the Company may designate by notice to the holder hereof); provided, that if such Warrant Shares are to be issued in any name other than that of the registered holder of this certificate, such issuance shall be deemed a transfer and the provisions of Sections 9 and 11(D) of the Preferred Stock Purchase Agreement shall be applicable. In the event of any exercise of the rights represented by this certificate, a certificate or certificates for the Warrant Shares so purchased, registered in the name of, or as directed by, the holder, shall be delivered to, or as directed by such holder within a reasonable time, not exceeding 15 days, after such rights shall have been so exercised.

     (b) Unless the rights represented by this certificate shall have expired or have been fully exercised, the Company shall issue a new certificate identical in all respects to the

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certificate surrendered upon exercise except (x) it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under the Warrants exercised, less the number of Warrant Shares with respect to which such Warrants were exercised, and (y) the Warrant Exercise Price thereof shall be the Warrant Exercise Price of the Warrants so exercised. The person in whose name any certificate for Warrant Shares is issued upon exercise of the Warrants shall for all purposes be deemed to have become the holder of record of such Warrant Shares immediately prior to the close of business on the date on which this certificate was surrendered and payment of the amount due in respect of such, irrespective of the date of delivery of such share certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are properly closed, such person shall be deemed to have become the holder of such Warrant Shares at the opening of business on the next succeeding date on which the stock transfer books are open.

     (c) In lieu of any holder of this certificate exercising the Warrants (or any portion of the Warrants) evidenced hereby for cash or shares of Series A Preferred Stock, such holder may, in connection with such exercise, elect to satisfy the Warrant Exercise Price by exchanging solely the Warrants represented by this certificate (or such portion thereof) for a number of Warrant Shares equal to the product of (i) the number of shares of Common Stock issuable upon such exercise of such Warrants (or, if only a portion of such Warrants are being exercised, issuable upon the exercise of such portion) for cash or shares of Series A Preferred Stock multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per share of the Common Stock at the time of such exercise minus the Warrant Exercise Price per share of the Common Stock at the time of such exercise, and the denominator of which is the Fair Market Value per share of the Common Stock at the time of such exercise, such number of shares so issuable upon such exercise to be rounded up or down to the nearest whole number of Warrant Shares.

     SECTION 4.   Covenants as to Common Stock.  (a)  The Company covenants and
                  ----------------------------
agrees that all Warrant Shares which may be issued upon the exercise of the rights represented by this certificate will, upon issuance, be validly issued, fully paid and nonassessable. The Company further covenants and agrees that during the period within which the Warrants may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights then represented by this certificate and that the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price.

     (b) If any shares of Common Stock reserved or to be reserved to provide for the exercise of the Warrants require registration with or approval of any governmental or self-regulatory authority under any federal or state law or stock exchange or NASDAQ rule before such shares may be validly issued, then the Company covenants that it will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

     SECTION 5.   Anti-Dilution Adjustments.
                  --------------

     (a) Adjustments.  The number of Warrant Shares and the Warrant Exercise
         -----------
Price shall be subject to adjustment from time to time as hereinafter provided in this Section 5.

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     (b) Definitions.  For the purposes of this Section 5:
         -----------

          (i)    "Actual Consideration" shall mean the aggregate consideration
                  --------------------
     received by the Company in respect of an Actual Issuance of Common Stock;

          (ii)   an "Actual Issuance of Common Stock" or "Actual Issuance" shall
                     -------------------------------      ---------------
     mean an issuance by the Company of any shares of Common Stock other than pursuant to the Exercise of a Right or a Convertible;

          (iii)  "Aggregate Consideration" shall mean the Actual Consideration
                  -----------------------
     received by the Company in respect of an Actual Issuance of Common Stock or the Deemed Consideration received and/or deemed received by the Company in respect of a Deemed Issuance of Common Stock;

          (iv)   "Consideration Per Share", with respect to any Issuance, shall
                  -----------------------
     mean an amount equal to (x) the Actual Consideration with respect to any Actual Issuance of Common Stock divided by the number of shares of Common
                                     ----------
     Stock issued, or (y) the Deemed Consideration with respect to any Deemed Issuance of Common Stock divided by the Shares Deemed Issued as a result of
                              ----------
     such Deemed Issuance;

          (v)    a "Convertible" shall mean any capital stock, note or other
                    -----------
     security or instrument convertible into or exchangeable for Common Stock, a Right or another Convertible without the payment of any consideration (other than in respect of fractional shares), whether or not the right of conversion or exchange is presently exercisable and whether or not the right of conversion or exchange expires or terminates on any specific date in the future;

          (vi)   "Deemed Consideration" shall mean the aggregate consideration
                  --------------------
     received and deemed to be received by the Company in respect of a Deemed Issuance of Common Stock, determined by adding (x) the aggregate amount, if any, received or receivable by the Company as consideration in respect of the Issuance of Rights or Convertibles constituting such Deemed Issuance of Common Stock and (y) the minimum aggregate amount of additional consideration, if any, payable to the Company upon the Full Exercise of all Rights or Convertibles necessary in order to obtain the Shares Deemed Issued in such Deemed Issuance of Common Stock;

          (vii)  a "Deemed Issuance of Common Stock" or "Deemed Issuance" shall
                    -------------------------------      ---------------
     mean an issuance by the Company of a Right or a Convertible;

          (viii) "Exercise" shall mean the (x) purchase of or subscription for
                  --------
     Common Stock, a Convertible and/or another Right pursuant to the terms of a Right or (y) the conversion or exchange of a Convertible for Common Stock, a Right and/or another Convertible pursuant to the terms of a Convertible, and "Full Exercise" shall mean the Exercise of each Right or Convertible
          -------------
     received in a Deemed Issuance of Common Stock and the Exercise of any Rights or Convertibles purchased or received upon such Exercise so that the maximum number of shares of Common Stock which may ultimately be obtained as a result of such Deemed Issuance of Common Stock are issued;

          (ix)    "Included in such Deemed Issuance of Common Stock" or
                   ------------------------------------------------
     "Included in such Deemed Issuance", with respect to any Right or
      --------------------------------
     Convertible, shall mean that the Exercise of such Right or Convertible is required to be taken account of in determining the Shares Deemed Issued in a Deemed Issuance of Common Stock (for example, in the case of a Deemed Issuance which consists of the issuance of a Convertible which may be exchanged for a Right which may, in turn, be exercised for Common Stock, the issuance of the Convertible is a Deemed Issuance of Common Stock and the Exercise of the Convertible and the Right are Included in such Deemed Issuance);

          (x)     an "Issuance of Common Stock" or "Issuance" shall mean an
                      ------------------------      --------
      Actual Issuance of Common Stock or a Deemed Issuance of Common Stock;

          (xi)    a "Right" shall mean any right to purchase or subscribe for,
                     -----
     or any option, warrant or other security or instrument (other than a Convertible) conferring on the holder thereof a right to purchase or subscribe for, Common Stock, another Right or a Convertible, in one transaction or in a series of transactions, whether or not such right is presently exercisable and whether or not such right expires or terminates on any specific date in the future;

          (xii)   "Shares" shall mean the shares of Common Stock issued pursuant
                   ------
     to the Securities Purchase Agreement, including the shares of Common Stock issuable in connection with the issuance, if any, by the Company of interest notes, pursuant to the Securities Purchase Agreement (as all of the foregoing shares of Common Stock shall be appropriately adjusted for any stock split, dividend or combination or any similar event) and

     "Securities Purchase Agreement" shall mean the Securities Purchase
     ------------------------------
     Agreement dated as of June 30, 1998 among the Company and the Investors signatory thereto;

          (xiii)  "Shares Deemed Issued", with respect to a Deemed Issuance of
                   --------------------
     Common Stock, shall mean the maximum aggregate number of shares of Common Stock issuable upon the Full Exercise of the Rights or Convertibles the issuance of which constitutes such Deemed Issuance of Common Stock; and

          (xiv)   "Shares of Common Stock Deemed Outstanding" and "Shares Deemed
                   -----------------------------------------       -------------
     Outstanding" shall mean, at any time, the sum of (x) the number of shares
     -----------
     of Common Stock actually issued and outstanding at such time and (y) the aggregate number of Shares Deemed Issued in all Deemed Issuances of Common Stock effected after the Closing Date until such time.

     (c)  Adjustments Upon Stock Splits, Dividends, Distributions and
          -----------------------------------------------------------
Combinations.  In case the Company shall at any time subdivide its outstanding
------------
shares of Common Stock into a greater number of shares or issue a stock dividend or make a distribution in shares of Common Stock with respect to outstanding shares of Common Stock or other securities or in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, then in each such case the holder hereof shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment as described below, the number of Warrant Shares determined by multiplying the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment by a fraction of which (i) the numerator shall be the

Shares of Common Stock Deemed Outstanding immediately after and giving effect to such Issuance and (ii) the denominator shall be the Shares of Common Stock Deemed Outstanding immediately prior to such adjustment;

     Upon each adjustment of the number of Warrant Shares as provided above in this Section 5(c), the Warrant Exercise Price in effect immediately prior to such combination shall be proportionately increased or reduced to a price determined by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by a fraction of which the (i) the numerator shall be the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and (ii) the denominator shall be the number of Warrant Shares purchasable pursuant hereto immediately after such adjustment.

     (d) Certain Issuances of Common Stock.  In the event that the Company
         ---------------------------------
shall, at any time or from time to time prior to or upon a Qualified IPO, effect any Issuance of Common Stock for a Consideration Per Share less than the Warrant Exercise Price in effect immediately prior to such Issuance, then in each such case the holder hereof shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment as described below, the number of Warrant Shares determined by multiplying the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment by a fraction of which (i) the numerator shall be the Shares of Common Stock Deemed Outstanding immediately after and giving effect to such adjustment less the number of Shares and (ii) the denominator shall be the sum of (A) the Shares of Common Stock Deemed Outstanding immediately prior to such adjustment less the number of Shares and (B) the number of shares of Common Stock which the Aggregate Consideration for such Issuance would purchase at the Warrant Exercise Price in effect immediately prior to such adjustment;

     Upon each adjustment of the number of Warrant Shares as provided above in this Section 5(d), the Warrant Exercise Price shall be reduced (but not increased) to a price determined by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by a fraction of which (i) the numerator shall be the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and (ii) the denominator shall be the number of Warrant Shares purchasable pursuant hereto immediately after such adjustment.

     Notwithstanding the foregoing, no adjustment in the number of Warrant Shares or the Warrant Exercise Price shall be made pursuant to this Section 5(d)
(i) upon the Issuance of Common Stock in connection with Rights issued to directors, officers, employees or consultants of the Company in an aggregate amount not to exceed 6% of the Fully Diluted Outstanding Shares on the Closing Date (after giving effect to the issuance of the Warrant Shares and the Shares) or (ii) upon the Issuance of Common Stock in connection with Rights issued to directors, officers or employees of the Company for Consideration Per Share at or above the greater of (A) $3.00 (as such amount shall be appropriately adjusted for any stock split, dividend or combination or any similar event) and
(B) the Fair Market Value of a share of Common Stock at the time of issuance of such Rights; provided, in each case that such Issuance was approved by the Board of Directors of the Company. This Section 5(d) shall apply to any Issuance irrespective of whether the Investors exercised their option to purchase New Securities pursuant to Section 5(O) of the Preferred Stock Purchase Agreement in connection with such Issuance. "Fully Diluted Outstanding Shares" shall mean, on any date of determination, all shares of

Common Stock or any other capital stock of the Company Outstanding at such date, including all shares of Common Stock issuable upon exercise or conversion of any outstanding warrants, options or convertible securities that are then "in the money" (excluding that portion of the warrants of American Online, Inc. that are performance based). "Outstanding" shall mean at any date as of which the number of shares thereof is to be determined, all issued and outstanding shares of Common Stock.

       (e)  Principles in Applying Anti-Dilution Adjustments.  The following
            ------------------------------------------------
provisions shall be applicable for the purpose of calculations utilizing the formula set forth in Section 5(d) hereof and otherwise, as appropriate, for the purposes of this Section 5:

            (i)  Deemed Issuances of Common Stock. Notwithstanding the
                 --------------------------------
       provisions of Section 5(d), whenever additional shares of Common Stock shall be issuable pursuant to Section 5(d) based upon a Deemed Issuance of Common Stock, no additional adjustment in the number of Warrant Shares or the Warrant Exercise Price shall be made upon the subsequent Actual Issuance of Common Stock which were Shares Deemed Issued in such Deemed Issuance, nor shall the Exercise of any Right or Convertible included in such Deemed Issuance constitute an Issuance.

            (ii) Consideration for Shares, Rights and Convertibles. In case at
                 -------------------------------------------------
       any time any shares of Common Stock, Rights or Convertibles shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor in the form of such cash, without deduction of any expenses incurred or any underwriting commissions, discounts or concessions paid or allowed by the Company in connection therewith. In case at any time any shares of Common Stock, Rights or Convertibles shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration at the time of such issuance as determined reasonably and in good faith by the Board of Directors of the Company, without deduction of any expenses incurred or any underwriting commissions, discounts or concessions paid or allowed by the Company in connection therewith. In case at any time any shares of Common Stock, Rights or Convertibles shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration received therefor shall be deemed to be the fair value as determined reasonably and in good faith by the Board of Directors of the Company of such portion of the assets and business of the non-surviving entity as the Board of Directors of the Company may determine to be attributable to such shares of Common Stock, Rights or Convertibles, as the case may be. In case at any time any Rights or Convertibles shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no allocation of consideration is made between such Rights or Convertibles and such other securities by the parties thereto, such Rights or Convertibles shall be deemed to have been issued for an amount of consideration equal to the fair value thereof as determined reasonably and in good faith by the Board of Directors of the Company. Notwithstanding any other provisions of this Section 5(e), in case any shares of Common Stock, Rights or Convertibles shall be issued or sold to an Affiliate for consideration other than cash and fifty percent (50%) or more of the shares of Common Stock to be issued or sold

     (including for this purpose any shares of Common Stock issuable upon exercise of any Rights to be issued or sold and/or any shares of Common Stock issuable upon conversion of any Convertibles to be issued or sold) are to be issued or sold to an Affiliate, then the holders of greater than 50% of the outstanding Warrants shall have the right to demand, upon written notice to the Company given within ten (10) days after receipt of the determination of fair value pursuant to this Section 5(e)(ii) by the Board of Directors of the Company, and in lieu thereof, a determination of fair value of such consideration to be made by appraisal, by investment banks or accounting firms as described in the definition of Fair Market Value.

            (iii) Change in Aggregate Consideration or Conversion/Exercise Rate.
                  -------------------------------------------------------------
     If the Aggregate Consideration or number of shares purchasable under any Right or Convertible, or the rate at which any Convertible is convertible into or exchangeable for Common Stock, shall change at any time (other than under or by reason of provisions designed to protect against dilution for which provision for adjustments in the number of Warrant Shares and the Warrant Exercise Price are provided for pursuant to this certificate), the number of Warrant Shares and the Warrant Exercise Price then in effect hereunder shall forthwith be readjusted to such number of Warrant Shares and Warrant Exercise Price as would have obtained had the adjustments made upon the issuance of such Right, Convertible been made upon the basis of the changed terms; and on the expiration of any such Right or the termination of any such right to convert or exchange such Convertible, the number of Warrant Shares and the Warrant Exercise Price then in effect hereunder shall forthwith be readjusted to such number of Warrant Shares and Warrant Exercise Price as would have obtained had the adjustments made upon the issuance of such Right or Convertible been made upon the basis of the issuance of only the number of shares of Common Stock, if any, theretofore actually delivered upon the exercise of such Right or upon the conversion or exchange of such Convertible;

            (iv)  Treasury Shares.  The number of Shares of Common Stock Deemed
                  ---------------
     Outstanding at any given time shall not include shares of Common Stock owned or held by or for the account of the Company or any Subsidiary. The disposition of any such shares shall be considered an Issuance of Common Stock for the purpose of determining any issuance of additional shares of Common Stock to Investors required pursuant to Section 5, unless such shares are issued upon the Exercise of any Right or Convertible which was outstanding on the date hereof or the grant or sale of which constituted a Deemed Issuance of Common Stock.

     (f)    Certain Dividends and Distributions.  If the Company shall
            -----------------------------------
distribute to all holders of its Common Stock evidences of its indebtedness or assets (including cash) in the form of an Extraordinary Dividend, then in such case (i) the Warrant Exercise Price shall be reduced by an amount equal to the amount of such indebtedness and/or assets distributed per share of Common Stock until the Warrant Exercise price equals $.01 and (ii) if the amount of such indebtedness or assets distributed per share of Common Stock exceeds the Warrant Exercise Price, an amount of such indebtedness and assets equal to such excess amount multiplied by the number of Warrant Shares issuable upon exercise of a Warrant shall be distributed to the holder of Warrants for each outstanding Warrant held by such holder. Such adjustment and distribution to the holders, if applicable, shall be made whenever any such distribution to holders of Common

Stock is made and such adjustment shall be retroactively effective as of immediately after the record date for the determination of stockholders entitled to receive such distribution. The amount of any such distribution to holders of Common Stock for purposes of calculating a reduction in the Warrant Exercise Price under this Section 5(f) shall be based upon the "fair market value" of such indebtedness and assets distributed per share of Common Stock as determined reasonably and in good faith by the Board of Directors of the Company. "Extraordinary Dividend" shall mean any dividend or distribution other than a regularly scheduled dividend paid out of cumulative consolidated net income (including all losses) after July 1, 1998 pursuant to an announced Company dividend policy.

     (g) Computation of Adjustments.  Upon each computation of an adjustment
         --------------------------
in the Warrant Exercise Price and the number of Warrant Shares, the Warrant Exercise Price shall be computed to the nearest cent (i.e., fractions of .5 of a
                                                      ----
cent, or greater, shall be rounded to the next highest cent) and the number of Warrant Shares shall be calculated to the nearest whole share (i.e., fractions
                                                               ----
of less than one half of a share shall be disregarded and fractions of one half of a share, or greater, shall be treated as being a whole share). No such adjustment shall be made, however, if the change in the Warrant Exercise Price would be less than $.01 per share, but any such lesser adjustment shall be made
(i) at the time and together with the next subsequent adjustment which, together with any adjustments carried forward, shall amount to $.01 per share or more, or
(ii) if earlier, upon the third anniversary of the event for which such adjustment is required.

     (h) Notice of Additional Adjustments.  Upon any event requiring an
         --------------------------------
adjustment in the number of Warrant Shares or the Warrant Exercise Price pursuant to Section 5, then and in each such case the Company promptly shall give written notice thereof to each holder of Warrants, which notice shall state the number of Warrant Shares and the Warrant Exercise Price after giving effect to such adjustment and shall set forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     (i) Issuance Tax.  The issuance of certificates for shares of Common Stock
         ------------
pursuant to Section 5 shall be made without charge to the holders of Shares for any issuance tax in respect thereto, provided that the Company shall not be
                                     --------
required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Shares.

     (j) Closing of Books.  The Company will not close its books against the
         ----------------
issuance or transfer of any shares of Common Stock issuable pursuant to Section
5.

     (k) Record Date.  in case the Company shall take a record of the holders of
         -----------
its Common Stock (or Convertible Securities) for the purpose of entitling them
(x) to receive a dividend or other distribution, or (y) to receive Rights, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right or option of subscription or purchase.

     SECTION 6.     Reorganization, Reclassification, Etc.  In case of any
                    -------------------------------------
capital reorganization, or of any reclassification of the capital stock, of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a split-up or combination) or in case of the consolidation or merger of the Company with or into any other person (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in the Common Stock being changed into or exchanged for stock or other securities or property of any other person), or of the sale of all or substantially all of the properties and assets of the Company to any other person, the Warrants shall, after such capital reorganization, reclassification of capital stock, consolidation, merger or sale, entitle the registered holder hereof to purchase the kind and number of shares of stock or other securities or property of the Company, or of the person resulting from such consolidation or surviving such merger or to which such sale shall be made, as the case may be, to which the holder hereof would have been entitled if such holder had held the Common Stock issuable upon the exercise hereof immediately prior to such capital reorganization, reclassification of capital stock, consolidation, merger or sale, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this certificate to the end that the provisions hereof (including without limitation provisions for adjustment of the Warrant Exercise Price and of the number of shares purchasable upon the exercise of the Warrants) shall thereafter be applicable, as nearly as may be in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of the Warrants. The Company shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof the successor (if other than the Company) resulting from such consolidation or merger or the person purchasing such assets shall assume by written instrument executed and mailed or delivered to the registered holder hereof at the address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

     SECTION 7.     Notice of Certain Events.  In case at any time:
                    -------------------------

     (a) the Company shall pay any dividend upon, or make any distribution in respect of, its Common Stock;

     (b) the Company shall propose to register any of its Common Stock under the 1933 Act, in connection with a public offering of such Common Stock (other than with respect to a registration statement filed on Form S-8 or such other similar form then in effect under the 1933 Act);

     (c) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

     (d) there shall be any capital reorganization, or reclassification of the capital stock, of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another person; or

     (e) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give notice to each registered holder of the Warrants hereof of the date on which (i) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall be given not less than ten (10) days prior to the record date or the date on which the transfer books of the Company are to be closed in respect thereto in the case of an action specified in clause (i) and at least twenty (20) days prior to the action in question in the case of an action specified in clause
(ii).

     SECTION 8.     No Change in Warrant Terms on Adjustment.  Irrespective of
                    ----------------------------------------
any adjustment in the Warrant Exercise Price or the number of the number of Warrant Shares, this certificate, whether theretofore or thereafter issued or reissued, may continue to express the same price and number of Warrant Shares as are stated herein and the Warrant Exercise Price and such number of Warrant Shares specified herein shall be deemed to have been so adjusted.

     SECTION 9.     Transfer Taxes.  The Company shall not be required to pay
                    --------------
any tax or taxes attributable to the initial issuance of the Warrant Shares or any transfer involved in the issue or delivery of any certificates for Warrant Shares in each case in a name other than that of the registered holder hereof or upon any transfer of the Warrants.

     SECTION 10.    Exchange of Warrants.  This certificate is exchangeable upon
                    --------------------
the surrender hereof by the holder at such office or agency of the Company, for a new certificate of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder from time to time after giving effect to all the provisions hereof, each of such new certificates to represent the right to subscribe for and purchase such number of shares as shall be designated by said holder hereof at the time of such surrender.

     SECTION 11.    Lost, Stolen, Mutilated or Destroyed Warrant.  If this
                    --------------------------------------------
Certificate is lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Certificate, include the surrender thereof), issue a new Certificate of like denomination and tenor as the Certificate so lost, stolen, mutilated or destroyed. Any such new certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed certificate shall be at any time enforceable by anyone.

     SECTION 12.    Notice.  All notices and other communications under this
                    ------
Warrant shall (a) be in writing (which shall include communications by telex and telecopy), (b) be (i) sent by registered or certified mail, postage prepaid, return receipt requested, by prepaid telex or telecopier, or (ii) delivered by hand, (c) be given at the following respective addresses and telex, telecopier and telephone numbers and to the attention of the following persons:


               (i)  if to the Company, to it at:

                    JFAX Communications, Inc.
                    10960 Wilshire Boulevard, 5/th/ Floor
                    Los Angeles, California 90024

                    Telephone No.:  (310) 966-1833

                    Telecopier No.:  (310) 966-1651

                    Attention:  General Counsel


                    with a copy to:

                    Sullivan & Cromwell
                    1888 Century Park East
                    Los Angeles, California 90067

                    Telephone No.:  (310) 712-6600
                    Telecopier No.:  (310) 712-8800

                    Attention:  Frank Golay, Esq.


               (ii) if to the holder, to it at the address specified in the Preferred Stock Purchase Agreement;

or at such other address or telex, telecopier or telephone number or to the attention of such other person as the party to whom such information pertains may hereafter specify for the purpose in a notice to the other specifically captioned "Notice of Change of Address", and (d) be effective or deemed delivered or furnished (i) if given by mail, on the fifth Business Day after such communication is deposited in the mail, addressed as above provided, (ii) if given by telex or telecopier, when such communication is transmitted to the appropriate number determined as above provided in this Section 12 and the appropriate answerback is received or receipt is otherwise acknowledged, (iii) if given by hand delivery, when left at the address of the addressee addressed as above provided, and (iv) if given by telephone, when communicated to the person or to the holder of the office specified as the person or officeholder to whose attention communications are to be given, except that notices of a change of address, telex, telecopier or telephone number, shall not be deemed furnished, until received.

     SECTION 13.    Miscellaneous.  All certificates evidencing outstanding
                    -------------
Warrants and any term hereof or thereof may be amended or waived only by an instrument in writing signed by the Company and the holders of a majority of the outstanding Warrants, provided that such amendment or waiver shall amend or waive each Warrant certificate in the same manner. The headings in this certificate are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     SECTION 14.  Date.  The date of this certificate is July 1, 1998.  This
                  ----
certificate, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date.

          IN WITNESS WHEREOF, the Company has caused this certificate to be executed by its duly authorized officers and its corporate seal to be hereunto affixed as of the 2/nd/ day of July, 1998.



                               JFAX COMMUNICATIONS, INC.



                               By: _____________________________
                                    Name:
                                    Title:


ATTEST:


By: ________________________
     Secretary

                                                             EXHIBIT A TO
                                                             WARRANT CERTIFICATE
                                                             -------------------



                               SUBSCRIPTION FORM


                   TO BE EXECUTED BY THE REGISTERED HOLDER IF
              SUCH REGISTERED HOLDER DESIRES TO EXERCISE WARRANTS


JFAX COMMUNICATIONS, INC.

     The undersigned hereby exercises the right to purchase Warrant Shares covered by this certificate according to the conditions thereof and herewith [makes payment of $__________ , the aggregate Warrant Exercise Price for ________ Warrant Shares.] [tenders _______ shares of Series A Preferred Stock having an aggregate Stated Value plus accrued and unpaid dividends equal to the aggregate Warrant Exercise Price for ____ Warrant Shares] [tenders solely the Warrants evidenced by this certificate, or applicable portion hereof, in full satisfaction of the Warrant Exercise Price for _____ Warrant Shares upon the terms and conditions set forth herein.]



                                    HOLDER:

                                    _________________________________


                                    By: _____________________________
                                    Name:
                                    Title:


                                    [Net] Number of
                                    Warrant Shares Being
                                    Purchased_____________________


Dated: _____________, ______